Exhibit 99.1

THE NEXT GENERATION OF ANTISENSE THERAPIES

2 2020 NeuBase Therapeutics, Inc. All Rights Reserved CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS Certain statements contained in this presentation regarding matters that are not historical facts are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA . T hese include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to p lac e undue reliance on them. No forward - looking statement can be guaranteed, and actual results may differ materially from those projected. NeuBase Therapeutics, Inc. (“ NeuBase ”) undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. NeuBase uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “ co uld,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward - looking statements that are intended to be covered by the safe - harbor provisions of the PSLRA . Such forward - looking statements are based on NeuBase’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including NeuBase’s plans to develop and commercialize its product candidates, including NT0100 and NT0200; the timing of initiation of NeuBase’s planned clinical trials; the timing of the availability of data from NeuBase’s clinical trials; the timing of any planned investigational new drug application or new drug application; NeuBase’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of NeuBase’s product candidates; NeuBase’s commercialization, marketing and manufacturing capabilities and strategy; NeuBase’s ability to protect its intellectual property position; and NeuBase’s estimates regarding future revenue, expenses, capital requirements and need for additional financing and the impact of COVID - 19 on us and our partners. New factors emerge fro m time to time and it is not possible for NeuBase to predict all such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements. Fo rward - looking statements included in this presentation are based on information available to NeuBase as of the date of this presentation. NeuBase disclaims any obligation to update such forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable l aw. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

3 2020 NeuBase Therapeutics, Inc. All Rights Reserved THE NEXT GENERATION OF ANTISENSE THERAPY World - class science and drug developers Designed to be a first - in - class platform with unique advantages; originally developed at Carnegie Mellon University (CMU) 16 patents and patent applications describing composition of matter & field of uses of platform provides protection to between 2034 and 2040, excluding available extensions Leadership team has led the development of drugs that are in the market helping patients today and includes recognized scientific thought leaders Ongoing development for Huntington’s disease and myotonic dystrophy type 1 with potential billion - dollar peak sales opportunity in each indication 2 Potential to leverage development costs for first programs to address other repeat expansion diseases Initial focus on monogenic disorders We believe our pharmacokinetic, pharmacodynamic and tolerability data demonstrates PATrOL ™ as a viable therapeutic modality Our compounds target pre - mRNA, mRNA and double - stranded RNA targets Key advantages over other ASO 1 technologies Pharmacokinetics, pharmacodynamics and tolerability profiles coupled with modular platform focused in orphan disorders portend a scalable pipeline Pharmacokinetic data enables expansion into therapeutic areas others cannot address Ability to expand into additional indications 1 antisense oligonucleotide, 2 based on prevalence and market dynamics for RNA therapeutics

4 2020 NeuBase Therapeutics, Inc. All Rights Reserved 4 THE PATROL ™ BACKBONE CHEMISTRY

5 2020 NeuBase Therapeutics, Inc. All Rights Reserved ENTERING THE ERA OF SCALABLE DRUG DEVELOPMENT Peptide - Nucleic Acid Antisense Oligos ( PATrOL ™) nucleobases A,C,G,T, U, engineered mono - and bi - facial - hydrogen bonding in a complementary manner to target RNA - mechanism of action is to inhibit translation or alter splicing - modulate binding affinity to target mutant positions - bind double - stranded RNA targets synthetic charge - tunable peptide backbone - higher binding affinity to target than standard ASO technologies - pre - organized backbone simplifies manufacturing - resistant to degradation by nucleases & proteases - well tolerated in vivo with no immune response targeting technology - broad biodistribution after systemic administration - integrated targeting technology into backbone - cell internalization by multiple mechanisms - flexibility to modify with ligands and antibodies linker technology for template directed self - assembly - short compounds bind stably across expansions “Digital” design of compounds to complement target RNA sequence vs. “analog” library screening

6 2020 NeuBase Therapeutics, Inc. All Rights Reserved COMPOUND PROPERTY ASOS NEUBASE NEUBASE ADVANTAGE Modular molecular design Tunable features of backbone enables applications in a potentially scalable manner Proprietary engineered nucleobases Tuning nucleobase binding affinity to improve selectivity and m inimize off - target effects Favorable length (3 - mer+) Compounds (oligos) can be made shorter when coupled to bi - facial nucleobases and thus potentially better diffuse through tissue Ability to open up and bind to double - stranded RNA Higher selectivity for mutant allele if aberrant secondary structure is formed; potentially more rapid design and screening as secondary structures are not limiting No self - aggregation No self - aggregation of drug via engineered “self avoidance” nucleobases Innately stable to degrading enzymes Stable in the body; resistant to degradation by nucleases and proteases Cell membrane permeability and water soluble Portion of compound potentially directly reaches the intracellular target in cytoplasm and nucleus; portion of dose likely endocytosed; initial PNAs were not water soluble Broad biodistribution without ligands or LNPs 1 Every compound backbone is covalently modified with targeting technology which allows the compound to penetrate into potentially all cell types No innate or adaptive immune activation No neutralizing antibodies, pro - inflammatory cytokines or type 1 interferon production seen to date Capable of transcriptional silencing and modifying transcriptional splicing Potential to address dominant and recessive genetic diseases through enhanced steric hindrance of ribosome or spliceosome displacement Able to t arget genomic double - stranded DNA Future opportunities in gene editing and transcriptional regulation possible POTENTIAL ADVANTAGES OF PATROL ™ OVER EARLY ASOS 6 1 lipid nanoparticle formulations

7 2020 NeuBase Therapeutics, Inc. All Rights Reserved PLATFORM VALIDATION: KEY ADVANTAGES Do our compounds achieve broad biodistribution after systemic delivery? Do our compounds show activity in silencing disease - causing mutations? Are our compounds well tolerated in cell and animal studies? Pharmacokinetics Pharmacodynamics Tolerability Yes: Broad distribution at therapeutically relevant levels 1 after single - dose IV administration in non - human primates Yes: Enrichment of mutant huntingtin protein knock - down relative to normal protein in Huntington’s disease Yes: Generally well tolerated in vivo in both non - human primates and rodents and low cytotoxicity across candidates in vitro 1 compound levels in tissues show activity in patient - derived cell lines PATrOL ™ technology is a first - in - class platform with key advantages over early ASO technologies

8 2020 NeuBase Therapeutics, Inc. All Rights Reserved POTENTIAL ADDITIONAL NEWS FLOW: TARGET MILESTONES 1 NT0100 Program Huntington’s Disease Lead Candidate Selection YE 2020 Begin IND - Enabling Studies H1 2021 IND Filing YE 2021 NT0200 Program Lead Candidate Selection H1 2021 Begin IND - Enabling Studies H2 2021 IND Filing H2 2022 Myotonic Dystrophy Type 1 Pipeline Build Out Potential Additional Pipeline Programs Being Prioritized Based on NHP PK Roadmap Clinical Data YE 2022 1 all timelines reference calendar years not fiscal years

9 2020 NeuBase Therapeutics, Inc. All Rights Reserved EARLY ASO 1 TECHNOLOGIES HAVE LIMITATIONS The PATrOL ™ technology is built upon three decades of innovation in the field Pharmacokinetics Pharmacodynamics Tolerability Other ASO technologies are not broadly biodistributed after systemic administration often requiring local delivery (for example via intrathecal administration for central nervous system (CNS) disorders) Other ASO technologies have difficulty discriminating between mutant and wild type alleles, and generally inhibit both equally Other ASO technologies have shown toxicity when systemically administered including proinflammatory effects (vasculitis/inflammatory infiltrates), nephrotoxicity and hepatotoxicity unrelated to lysosomal accumulation and thrombocytopenia 2 1 antsense oligonucleotide; 2 https://doi.org/10.1177/0192623314551840

PHARMACOKINETICS Broad biodistribution after systemic delivery

11 2020 NeuBase Therapeutics, Inc. All Rights Reserved NON - HUMAN PRIMATES (NHP): PHARMACOKINETICS STUDY DESIGN Macaca fascicularis NHPs were selected as model system 5 mg/kg of a Huntington’s disease candidate compound was injected into the tail vein of NHPs NHPs were sacrificed and flash - frozen at 4 hours, 12 hours and 7 days post - injection Plasma, whole blood, urine, and feces were collected and assayed Animals were sectioned to 40 µ m and imaged via quantitative whole - body autoradiography (QWBA) A concentration standard was run for every image Interpretation of subsequent NHP images: any grey shading darker than background indicates presence of compound

12 2020 NeuBase Therapeutics, Inc. All Rights Reserved HIV TAT ORIGINS OF PATROL ™ TARGETING CHEMISTRY Derived from HIV TAT Peptide Which Traffics Large Payloads Across the Intact BBB 12 A . Fluorescence confocal microscopy of hemispheric sagittal brain sections (top) and skeletal muscle tissue sections (bottom) isolated from mice 20 min after intraperitoneal ( ip ) injection as in (A) . Scale bars, 100 mm . B . β - Gal activity (X - Gal staining) in hemispheric sagittal brain sections from mice injected ip with TAT – β - Gal or control β - Gal ; sections were made after the indicated times . Eight hours after ip injection, TAT – β - Gal localized primarily to the nuclei of cell bodies (arrows) throughout the brain section . Sections were developed in X - Gal for 16 hours . Scale bars, 100 mm . C . Extravasated Evan’s blue dye was detected adjacent to blood vessels throughout the brain sections ( 50 mm) from mice treated with the protamine positive control (top) but was not detected in sections from TAT – β - Gal – treated mice (bottom) . Scale bars, 100 mm . D . - Gal activity in a low - magnification coronal brain section from mice 8 hours after ip injection with control - Gal (left) or TAT - - Gal (right), showing activity through - out the brain . Arrows indicate the region of endogenous - Gal activity . Scale bars, 500 mm E . Transduction of TAT – - Gal into mice . Analysis of - Gal enzymatic activity assessed by X - gal staining in the liver, kidney, lung, heart muscle, and spleen is shown . Samples were analyzed 4 hours after ip injection of proteins, except for kidney tissue, which was analyzed 8 hours after injection . There is weak - Gal activity in the white pulp areas of the spleen . Sections were developed for 4 hours . Scale bars, 100 mm . A B C D E Schwartze SR et al. In Vivo Protein Transduction: Delivery of a Biologically Active Protein into the Mouse. Science 1999. 285: 1569 - 72. - gal TAT - - gal

13 2020 NeuBase Therapeutics, Inc. All Rights Reserved 0 2000 4000 6000 8000 10000 12000 14000 -1 4 9 14 19 24 ng/ml Time (hours//days) Blood and Plasma Concentration Profiles NHP DATA: RAPID UPTAKE OUT OF CIRCULATION AFTER IV ADMINISTRATIO N Half - life in plasma of approximately 1.5 hours Long tail likely redistribution and slow excretion of intact compound rapid uptake into tissues long tail of redistribution, very different from small molecules 7 days Blood Plasma

14 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP DATA: DURABLE RESIDENCE TIME IN TISSUES WITH SLOW ELIMINATIO N 1.5% of the administered drug was excreted in the urine over a 7 - day period 1.7% of the administered drug was excreted in the feces over a 7 - day period 0 2 4 6 8 10 12 14 16 18 20 0 1 2 3 4 5 6 7 8 % Dose (Cumulative) Time (days) Compound Excretion Over 7 Days Urine Feces Cage Rinse Total

15 2020 NeuBase Therapeutics, Inc. All Rights Reserved A PATROL ™ PENETRATES INTO EVERY ORGAN SYSTEM AFTER IV ADMINISTRATION Any shading in animal darker than background (negative control) is compound 20 Spinal cord 21 Aorta 22 Cardiac blood 23 Mesenteric lymph nodes 24 Skin 25 Pituitary 26 Spleen 27 Adrenal gland 28 Pancreas 29 Thymus 30 Parotid 31 Bone marrow 32 Cartilage 33 Bone 34 Kidney Cortex 15 Olfactory bulb 16 Cerebellum 17 Kidney medulla 18 Intestine 19 Heart (myocardium) 10 Cortex 11 Spinal cord 12 Skeletal muscle 13 Lung 14 Bladder 6 Putamen 7 Caudate 8 Substantia Nigra 9 Lateral Ventricle 1 Retina 2 Trachea 3 TA 4 Stomach 5 Brain 1 2 3 7 5 6 4 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 25 24 26 27 28 29 30 31 32 33 35 34 36 37 38 20 nM 600 nM 12 µ M 35 Cartilage (joint) 36 Liver 37 Salivary glands 38 Lymph nodes 1 40 µ m section through midsagittal plane at 4 hours post - single dose injection

16 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: RAPID UPTAKE AND DURABILITY AFTER SYSTEMIC INJECTION • All At various time points post dosing, animals were sectioned along the midsagittal plane for analysis Shading above background reflects rapid uptake in multiple organs as early as 4 hours and increased uptake over time 4 hours 12 hours 7 days Brain enrichment over 7 days Bone enrichment over 7 days

17 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: RAPID UPTAKE AND DURABILITY AFTER SYSTEMIC INJECTION • All Parasagittal plane shows compound resides in the body and redistributes over 7 days after systemic administration Shows consistently high concentrations in brain, muscle, liver, kidney, lung, among other organs 4 hours 12 hours 7 days Lung Liver Kidney cortex Intestine

18 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: INCREASE IN DISTRIBUTION TO KEY BRAIN REGIONS OVER 7 DAYS Through redistribution, concentrations of compound increase by up to ~2x in the CNS over 7 days 1 Compound redistributes to more homogeneous levels across cortical and white matter structures 4 hours 12 hours hours 7 days 1 7 days vs. 4 hours; latest timepoint tested parasagittal plane midsagittal plane

19 2020 NeuBase Therapeutics, Inc. All Rights Reserved NHP: DURABLE CONCENTRATIONS IN SKELETAL MUSCLE OVER 7 DAYS ~90% of the amount of compound present at 4 hours is present at 7 days 1 Skeletal muscle distribution remains high over the 7 day time course 4 hours 12 hours 7 days 1 latest timepoint tested parasagittal planes Gluteus medius Femoral head Gluteus maximus

20 2020 NeuBase Therapeutics, Inc. All Rights Reserved TISSUE CONCENTRATIONS OPEN BROAD PIPELINE OPPORTUNITIES Achieves Therapeutically Relevant Levels* after Single Dose IV Administration of 5 mg/kg with Broad Biodistribution in Many Tissues This biodistribution is also relevant in oncology for metastatic disease Skeletal Muscle Spleen & Lymph Nodes Bone Heart muscle Lung Intestine Brain & Spinal Cord Retina * compound levels in tissues show activity in patient - derived cell lines

PHARMACODYNAMICS Activity in silencing disease - causing mutations

22 2020 NeuBase Therapeutics, Inc. All Rights Reserved KNOCK - DOWN OF MUTANT HUNTINGTIN PROTEIN IN PATIENT CELL LINES SAR 1 of candidate compounds targeting CAG 2 Repeats in patient HD 3 cell lines: Potency and Selectivity Lower Selectivity Moderate Potency Moderate Selectivity Moderate Potency High Selectivity High Potency 1 structure - activity relationship; 2 cytosine - guanine - ademine; 3 Huntington’s disease; 4 concentrations down to 1nM are currently being tested for potent compounds

TOLERABILITY Well tolerated in pre - clinical studies

24 2020 NeuBase Therapeutics, Inc. All Rights Reserved 0 2 4 6 8 10 12 14 16 18 20 Control 1 5 % cell death in vitro µ M Candidate 2 0 2 4 6 8 10 12 14 16 18 20 Control 1 5 % cell death in vitro µ M Candidate 1 CANDIDATES DID NOT DEMONSTRATE CYTOTOXICITY IN VITRO AT ACTIVE CONCENTRATIONS % cytotoxicity in vitro in fibroblast cell line from patient with 151/21 repeat alleles ; cells in culture have a baseline rate of turnover as indicated by control 0 2 4 6 8 10 12 14 16 18 20 control 1 5 % cell death in vitro µ M Candidate 3

25 2020 NeuBase Therapeutics, Inc. All Rights Reserved IN VIVO TOLERABILITY AT SINGLE AND CHRONIC SYSTEMIC DOSING 5 mg/kg 1 single dose injections in tail vein Were generally well tolerated Non - Human Primates Mouse Chronic 3x/week intraperitoneal injections of 2 mg/kg 2 for 5 weeks were generally well tolerated 1,2 highest dose tested

26 2020 NeuBase Therapeutics, Inc. All Rights Reserved THE PATH FORWARD FOR HD, DM1 AND BEYOND Optimize Lead compounds to increase potency through modulating binding affinity and cooperativity of self - assembly on mRNA target Expand Into new pipeline programs and organ systems based on NHP pharmacokinetics data and unique platform attributes including into dominant and recessive monogenic diseases and oncology Initiate IND - enabling toxicology packages Define The durability of effect of lead compounds in patient - derived cell lines and in genetic animal models of disease Characterize Drug residence times in excess of one week in CNS and skeletal muscle to define dosing requirements with single and multidose systemic administration

27 2020 NeuBase Therapeutics, Inc. All Rights Reserved OUR DEVELOPMENT TEAM INCLUDES LUMINARIES IN BIOTECHNOLOGY DANITH LY, PHD CSO, INNOVATION DIVISION ROBERT FRIEDLANDER , MD ACTING CMO ADAM GOOD, MS VP, DEVELOPMENT DIVISION SAM BACKENROTH CFO DIETRICH STEPHAN, PHD CEO LETHA SOOTER , PHD VP, RESEARCH DIVISION GEORGE CHURCH , PHD SAB ROBERT ZAMBONI , PHD ADVISOR SAMUEL BRODER , PHD SAB STEVEN DOWDY , PHD SAB

28 2020 NeuBase Therapeutics, Inc. All Rights Reserved OUR BOARD OF DIRECTORS HAS DEEP EXPERIENCE IN DRUG DEVELOPMENT DIETRICH STEPHAN, PHD BOARD CHAIRMAN DOV GOLDSTEIN, MD, MBA AUDIT & COMPENSATION COMMITTEES DIEGO MIRALLES , MD COMPENSATION & GOVERNANCE/NOMINATING COMMITTEES FRANKLYN PRENDERGAST MD, PHD AUDIT & COMPENSATION COMMITTEES ERIC RICHMAN, MBA AUDIT & GOVERNANCE/NOMINATING COMMITTEES

29 2020 NeuBase Therapeutics, Inc. All Rights Reserved STRONG IP PORTFOLIO NeuBase Therapeutics holds an exclusive license to the PATrOL ™ technology, with 16 patents and patent applications describing composition of matter and uses of the platform 1 Patents have expiration dates from 2034 to 2040 , not including “Hatch Waxman” extensions Developed at Carnegie Mellon University and NeuBase USPTO has allowed claims for Composition of Matter on Janus Bases 1 2US Patents, 9 US applications, and 5 foreign applications

30 2020 NeuBase Therapeutics, Inc. All Rights Reserved PLATFORM VALIDATION: KEY ADVANTAGES Pharmacokinetics Pharmacodynamics Tolerability Broad distribution at therapeutically relevant levels 1 after single - dose IV administration in non - human primates Enrichment of mutant huntingtin protein knock - down relative to normal protein in Huntington’s disease Generally well tolerated in vivo in both non - human primates and rodents and with low cytotoxicity across candidates in vitro 1 compound levels in tissues show activity in patient - derived cell lines PATrOL ™ technology is a first - in - class platform with key advantages over early ASO technologies